Exhibit 10.12

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH THREE ASTERISKS [***].

EXCLUSIVE (EQUITY) AGREEMENT

This Exclusive (Equity) Agreement (“Agreement”) between THE BOARD OF TRUSTEES OF THE LELAND STANFORD JUNIOR UNIVERSITY (“Stanford”), an institution of higher education having powers under the laws of the State of California, and Alexo Therapeutics International, (“Alexo”), a Cayman Islands exempted company is effective on the 24th day of March, 2015 (“Effective Date”).

1.	BACKGROUND

Stanford has an assignment of an invention that are [***] useful in treating diseases such as cancer. It is entitled ***] was invented in the laboratory of Drs. Chris Garcia and Irving Weissman, and is described in [***]. The invention was made in the course of research supported by the Howard Hughes Medical Institute (“HHMI”), the National Institutes of Health (NIH), and Ludwig Center at Stanford. HHMI has assigned its rights in such invention to Stanford and Stanford has the authority to license the entire interest in the invention subject to the reservation of rights to HHMI specified in this Agreement. In addition, Stanford is nonexclusively licensing a number of inventions in order to provide freedom to operate should claims be issued to such applications that would be necessary to practice the Licensed Patents. These include [***] Stanford wants to have the inventions perfected and marketed as soon as possible so that resulting products may be available for public use and benefit.

2.	DEFINITIONS

2.1	“Exclusive” means that, subject to Articles 3 and 5, Stanford will not grant further licenses under the Licensed Patents in the Licensed Field of Use in the Licensed Territory.

2.2	“FDA” means the United States Food and Drug Administration, or any successor thereto.

2.3	“FD&C Act” means the United States Federal Food, Drug and Cosmetic Act of 1938 and applicable regulations promulgated thereunder, as amended from time to time.

2.4

“First Commercial Sale” of Licensed Product(s) means any transfer for value in an arms-length transaction to an independent third party distributor, agent or end user in a country after obtaining all approvals or authorizations from applicable regulatory authorities required for the manufacture, importation, marketing, promotion, pricing, reimbursement and sale of the Licensed Product(s) in such country.

***

Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

2.5	“Fully Diluted Basis” means the total number of shares of Alexo’s issued and outstanding common stock, assuming:

(A) the conversion of all issued and outstanding securities convertible into common stock;

  the exercise of all issued and outstanding warrants or options, regardless of whether then exercisable; and

(B) the issuance, grant, and exercise of all securities reserved for issuance pursuant to any Alexo stock or stock option plan then in effect.

2.6	“Human Efficacy Proof-of-Concept Clinical Trial” means a Phase I Expansion Clinical Trial or Phase II Clinical Trial designed to test some measure of efficacy of the drug in question.

2.7	“HHMI Indemnitees” means HHMI and its trustees, officers, employees, and agents.

2.8

“IND” means an investigational new drug application, as defined in the FD&C Act, or any equivalent document filed with the FDA and necessary for beginning clinical trials of any product in humans or any application or other documentation filed with any Regulatory Authority of a country other than the United States prior to beginning clinical trials of any product in humans in that country.

2.9	“Licensed Field of Use” means:

(1) A SIRPα Component for use (a) [***] or (b) [***].

(2) The Licensed Field of Use specifically excludes [***].

(3) The SIRPα Component [***].

(4) The SIRPα Component [***].

(5) Any [***] containing SIRPα or any [***].

(6) For avoidance of doubt, the grant of a license to use a SIRPα Component [***] does not explicitly or implicitly grant Alexo a license to [***].

[***] means [***].

“SIRPα Component” means [***].

2.10

“Licensed Patents” means Stanford’s U.S. Patent Application, Serial Number [***], and any patents issued in respect of such applications; (ii) any continuation, division or continuation-in-part (to the extent such continuation-in-part relates to the Licensed Field of Use) of the patents and patent applications described in clause (i), (iii) any reissue, reexamination or extension of the patents and patent applications described in clauses (i) or (ii); and (iv) any foreign patent application or Letters Patent or supplementary protection certificates or the equivalent thereof in respect of the patents and patent applications described in clauses (i)-(iii).

***

Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

2.11	“Licensed Product” means [***] products:

the making, using, importing or selling of which, absent the license granted under this Agreement, would infringe a Valid Claim in the Licensed Patents or Nonexclusive Licensed Patents.

2.12	“Licensed Territory” means worldwide.

2.13

“Net Sales” means the aggregate amounts invoiced for sales or transfers for value of Licensed Products by Alexo, its affiliates or any of its sublicensees to an independent third party distributor, agent or end user (other than sales of Licensed Products at cost by Alexo, its affiliates or sublicensees to a third party for use in a clinical study prior to regulatory approval of such Licensed Product) less deductions selected as appropriate from: (i) customary discounts in the trade for quantity purchased, prompt payment or wholesalers and distributors; (ii) credits or refunds separately and actually credited or paid to customers for defective, spoiled, damaged, outdated or returned Licensed Products that do not exceed the original invoice amount; (iii) discounts mandated by, or granted to meet the requirements of, applicable state, provincial or federal law, paid or credited to a wholesaler, purchaser, third party or other contractee including required chargebacks and retroactive price reductions; (iv) rebates actually paid or credited to any governmental agency (or branch thereof) or to any third party payor, administrator or contractee; (v) sales, excise or use taxes paid, absorbed or allowed excluding net income tax, imposed upon the sale of the Licensed Product; and (vi) prepaid outbound transportation expenses and transportation insurance premiums that are separately billed to the customer or prepaid.

In the event the Licensed Product is sold [***], or [***], the Net Sales [***], shall be determined by [***].

Net Sales shall not include [***].

Net Sales shall not include [***].

2.14

“Nonexclusive Licensed Patents” means Stanford’s U.S. Patent Application Serial Nos. [***]; (2) any continuation, division or continuation-in-part (to the extent such continuation-in-part relates to the Licensed Products and the Licensed Field of Use) of such patent application; (3) any reissue, reexamination or extension of such patent application; or

(4) any foreign patent application or Letters Patent or supplementary protection certificates or the equivalent thereof in respect of such patent application, that would be infringed by the practice of the Licensed Patents to make, have made, use, import and sell Licensed Products for use in the Licensed Field of Use.

2.15	“Nonroyalty Sublicensing Consideration” means any consideration received by Alexo from a sublicensee hereunder but excluding any consideration for:

[***].

***

Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

2.16

“Patent Matters” means preparing, filing, and prosecuting broad and extensive patent claims (including any interference or reexamination actions) for Stanford’s benefit in the Licensed Territory and for maintaining all Licensed Patents.

2.17

“Phase I Clinical Trial” means for the purpose of obtaining regulatory approval a study in humans the purpose of which is preliminary determination of safety of a Licensed Product in healthy individuals or patients that would satisfy the requirements of 21 C.F.R. 312.21(a).

2.18

“Phase I Expansion Clinical Trial” means a study in humans the purpose of which is further determination of safety and preliminary determination of signs of efficacy of a Licensed Product in patients of defined disease parameters after the initial completion of a Phase 1 dose escalation study.

2.19

“Phase II Clinical Trial” means for the purpose of obtaining regulatory approval a study in humans of the safety, dose range and efficacy of a Licensed Product that is prospectively designed to generate sufficient data to commence a Phase III Clinical Trial that would satisfy the requirements of 21 C.F.R. 312.21(b).

2.20

“Phase III Clinical Trial” means a controlled study in humans of the efficacy and safety of a Licensed Product that is prospectively designed to demonstrate statistically whether such Licensed Product is effective and safe for use in a particular indication in a manner sufficient to obtain regulatory approval to market such Licensed Product that would satisfy the requirements of 21 C.F.R. 312.21(c).

2.21

“Regulatory Authority” means any national, supra-national, regional, state or local regulatory agency, department, bureau, commission, council or other governmental entity in the Territory, including, without limitation, the FDA.

2.22	“Stanford Indemnitees” means Stanford and Stanford Hospitals and Clinics, and their respective trustees, officers, employees, students, agents, faculty, representatives, and volunteers.

2.23

“Sublicense(s)” means any agreement between Alexo and a third party that contains a grant to Stanford’s Licensed Patents regardless of the name given to the agreement by the parties; however, an agreement to make, have made, use or sell Licensed Products on behalf of Alexo is not considered a Sublicense.

2.24

“Valid Claim” means (1) an unexpired claim of an issued patent which has not been found to be un-patentable, invalid or unenforceable by a court or other authority in the subject country, from which decision no appeal is taken or can be taken; or (2) a claim of a pending application, which application claims a first priority no more than [***] years prior to the date upon which pendency is determined. For purposes of clarification, if a claim in an application has been pending for more than [***] years from its priority date, and a patent subsequently issues containing such claim, then upon issuance of the patent, the claim shall thereafter be considered a Valid Claim.

***

Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

2.25	Other Defined Terms. The following terms shall have the meanings set forth in the section appearing opposite such term

“Agreement”	Recitals

“Alexo”	Recitals

“Claims”	Section 10.1

“Effective Date”	Recitals

“First Round”	Section 7.3

“HHMI”	Section 1

“HHMI License”	Section 3.3

“Losses”	Section 10.1

“Major Market Countries”	Section 7.8

“Parent”	Section 7.2

“Stanford”	Recitals

“Successful Completion”	Appendix A.

3.	GRANT

3.1

Grant. Subject to the terms and conditions of this Agreement, Stanford grants Alexo (i) a exclusive, royalty-bearing, license under the Licensed Patents, including the right to make, have made, use, import, offer to sell and sell Licensed Products in the Licensed Territory in the Licensed Field of Use; and (ii) a non-exclusive, royalty-bearing license under the Nonexclusive Licensed Patents, including the right to make, have made, use, import, offer to sell and sell Licensed Products in the Licensed Territory in the Licensed Field of Use.

3.2

Term. The license granted under Section 3.1 shall take effect as of the Effective date and will remain in effect on a Licensed Product-by-Licensed Product and country-by-country basis until the later of (i) the expiration or revocation or complete rejection of the last to expire or to be revoked or to be completely rejected of any Licensed Patents or Nonexclusive Licensed Patents covering such Licensed Product in the country in which the Licensed Product is manufactured or sold, or (ii) if no Licensed Patents or Nonexclusive Licensed Patents exists in the relevant country covering the manufacture, use or sale of the relevant Licensed Product, until 10 years from the First Commercial Sale of such Licensed Product in such country. Thereafter, the licenses shall be fully paid-up and royalty-free.

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Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

3.3

Retained Rights. (A) Stanford retains the right, on behalf of itself and all other non- profit research institutions, to practice the Licensed Patents and the Nonexclusive Licensed Patents for any non-profit purpose, including sponsored research and collaborations. Alexo agrees that, notwithstanding any other provision of this Agreement, it has no right to enforce the Licensed Patents and Nonexclusive Licensed Patents against any such institution. Stanford and any such other institution have the right to publish any information included in the Nonexclusive Licensed Patents or a Licensed Patent.

(B) Alexo acknowledges that it has been informed that the [***] Patents were developed, at least in part, by employees of HHMI and that HHMI has a paid-up, non-exclusive, irrevocable license to use the Licensed Patents or Nonexclusive Licensed Patents for HHMI’s research purposes, but with no right to assign or sublicense (the “HHMI License”). This Agreement is explicitly made subject to the HHMI License.

3.4	Other Rights.

I) Stanford’s Office of Technology Licensing, to the best of its knowledge as of the Effective Date, is not aware of any other patent applications controlled by Stanford and filed as of the Effective Date or any invention disclosure documents submitted to Stanford’s Office of Technology Licensing on or before the Effective Date that are believed to be infringed by the practice of the Licensed Patents to make, have made, use, import and sell Licensed Products for use in the Licensed Field of Use.

II) Stanford does not:

(A) grant to Alexo any other licenses, implied or otherwise, to any patents or other rights of Stanford other than those rights granted under Licensed Patents and Nonexclusive Licensed Patents, regardless of whether the patents or other rights are dominant or subordinate to any Licensed Patents, or are required to exploit any Licensed Patents;

(B) commit to Alexo to bring suit against third parties for infringement, except as described in Article 14; and

(C) agree to furnish to Alexo any technology or technological information or to provide Alexo with any assistance.

4.	SUBLICENSING

4.1

Permitted Sublicensing. Alexo may grant Sublicenses in the Licensed Field of Use only and only if Alexo is developing or selling Licensed Products. Sublicenses with any exclusivity must include diligence requirements commensurate with the diligence requirements of Appendix A. Stanford agrees that Alexo may apportion without discrimination between Alexo patents and the Licensed Patents and Nonexclusive Licensed Patents a commercially reasonable percentage of sublicensing payments made to Stanford pursuant to Section 4.6, provided however that Alexo provides Stanford with the proposed apportionment and justification prior Alexo’s payment pursuant to Section 8.1. Stanford and Alexo agree to meet to discuss such proposed apportionment if in Stanford’s opinion the apportionment does not reasonably reflect the value of the Licensed Patents.

***

Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

4.2

Required Sublicensing. If Alexo is not developing or commercializing Licensed Product with respect to an indication or a geography for which there is a company willing to be a sublicensee, Alexo will, at Stanford’s request, negotiate in good faith a Sublicense with any such sublicensee for such indication or geography. Stanford would like licensees to address unmet needs, such as those of neglected patient populations or geographic areas, giving particular attention to improved therapeutics, diagnostics and agricultural technologies for the developing world. As an alternative to negotiating a Sublicense to a third party, Alexo (or one of its Affiliates or sublicensees) may submit to Stanford, within [***] after such third party’s request for a sublicense, a plan for prompt and diligent development of a Licensed Product for the applicable indication or market. If Stanford approves this plan, such approval not to be unreasonably withheld, no third-party sublicense shall be required pursuant to this Section 4.2.

4.3	Sublicense Requirements. Any Sublicense:

(A)	is subject to this Agreement;

(B)	will reflect that any sublicensee will not further sublicense;

(C)	will prohibit sublicensee from paying royalties to an escrow or other similar account;

(D)	will expressly include the provisions of Articles 8, 9, 10, 13, and Section 19.6 for the benefit of Stanford and/or HHMI, as applicable; and

(E)

will include the provisions of Section 4.4 and require the transfer of all the sublicensee’s obligations to Alexo, including the payment of royalties specified in the Sublicense, to Stanford or its designee, if this Agreement is terminated. If the sublicensee is a spin-out from Alexo, Alexo must guarantee the sublicensee’s performance with respect to the payment of Stanford’s share of Sublicense royalties.

4.4	Litigation by Sublicensee. Any Sublicense must include the following clauses:

(A)	In the event sublicensee brings an action seeking to invalidate any Licensed Patent:

(1)

sublicensee will [***] during the pendency of such action. Moreover, should the outcome of such action determine that any claim of a patent challenged by the sublicensee is both valid and infringed by a Licensed Product, sublicensee will [***];

(2)	sublicensee will [***] during the period challenge;

(3)	any dispute regarding the validity of any Licensed Patent shall be [***], and the parties agree [***]; and

(4)	sublicensee shall [***].

***

Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

(B)	Sublicensee will provide written notice to Stanford at least [***] prior to bringing an action seeking to invalidate a Licensed Patent. Sublicensee will include with such written notice [***].

4.5

Copy of Sublicenses and Sublicensee Royalty Reports. Alexo will submit to Stanford a copy of each Sublicense, any subsequent amendments and all copies of sublicensees’ royalty reports. Beginning with the first Sublicense, the Chief Financial Officer or equivalent will certify annually regarding the name and number of sublicensees.

4.6	Sharing of Sublicensing Income. Alexo will pay to Stanford a portion of all Nonroyalty Sublicensing Consideration for the Sublicense of Licensed Patents, as provided below:

(A)	The percentage payable to Stanford shall be (i) [***]% if the Sublicense is signed [***]; (ii) [***]% if the Sublicense is signed [***]; and (iii) [***]% if the Sublicense is signed [***].

4.7

Royalty-Free Sublicenses. Subject to Section 7.10(c) (concerning instances where Alexo may as part of an infringement or potential infringement dispute in which it believes it may be subject to infringement proceedings elect to as part of the resolution of such matter to enter into a royalty-free cross-licensing arrangement with a third party) and Section 14.7(C), if Alexo pays all royalties due Stanford from a sublicensee’s Net Sales, Alexo may grant that sublicensee a royalty-free or non-cash:

(A)	Sublicense or

(B)	cross-license.

5.	GOVERNMENT RIGHTS

This Agreement is subject to Title 35 Sections 200-204 of the United States Code. Among other things, these provisions provide the United States Government with nonexclusive rights in the Licensed Patent. They also impose the obligation that Licensed Product sold or produced in the United States be “manufactured substantially in the United States.” Alexo will ensure all obligations of these provisions are met.

6.	DILIGENCE

6.1

Milestones. Alexo will use commercially reasonable efforts to develop, commercialize, market and sell Licensed Products, in a manner consistent with the efforts normally used by similarly situated biotechnology companies with respect to a product to which such companies hold similar rights which is of similar market potential at a similar stage in the development or life of such product, taking into account issues of safety, efficacy, product profile, the competitiveness of the marketplace, the proprietary position of the product, the regulatory structure involved, profitability of the product and other relevant commercial factors. Stanford shall have the right to terminate the License Agreement if Alexo shall fail to apply such “commercially reasonable efforts” to develop, commercialize, market and sell Licensed Products. A determination of Alexo’s satisfaction of its diligence obligations shall be made with reference to the milestones set forth in Appendix A.

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Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

6.2

Progress Report. By [***] of each year, Alexo will submit a written annual report to Stanford covering the preceding calendar year. The report will include information sufficient to enable Stanford to satisfy reporting requirements of the U.S. Government and for Stanford to ascertain progress by Alexo toward meeting this Agreement’s diligence requirements. Each report will describe, where relevant: Alexo’s progress toward commercialization of Licensed Product, including work completed, key scientific discoveries, summary of work-in-progress, current schedule of anticipated events or milestones, market plans for introduction of Licensed Product, and significant corporate transactions involving Licensed Product. Alexo will specifically describe how each Licensed Product is related to each Licensed Patent.

6.3	Clinical Trial Notice. Alexo will notify Stanford prior to commencing any clinical trials at Stanford.

7.	ROYALTIES

7.1	Issue Royalty. Alexo will pay to Stanford a non-creditable, nonrefundable license issue royalty of [***] within [***] days of the Effective Date.

7.2

Equity Interest. As further consideration, Alexo will cause Alexo Therapeutics Limited, a Private Irish Company Limited by Shares that is the sole shareholder of Alexo (“Parent”), to grant to Stanford [***] Ordinary Shares of stock in Parent. When issued, those shares will represent [***]% of the stock in Parent on a Fully Diluted Basis. Alexo agrees to provide Stanford with the capitalization table upon which the above calculation is made. All shares issued pursuant to this Section 7.2 and Section 7.3 shall be issued pursuant to a Stock Issuance Agreement between Parent and the recipient of the shares containing standard representations and warranties and other provisions with respect to the shares and the recipient’s qualifications under applicable securities laws to receive the shares. At that time, such Stock Issuance Agreement will provide share valuation information as needed in order for Stanford to issue 1099s to the inventors listed below.

Subject to compliance with applicable securities laws, Alexo will cause Parent to issue [***]% of all shares granted to Stanford pursuant to Section 7.2 and Section 7.3 directly to and in the name of the inventors listed below allocated as stated below:

[***] — [***]%

[***] – [***]%

[***] – [***]%

[***] – [***]%

[***] – [***]%

7.3	Anti-Dilution Protection. Alexo will cause Parent, to issue Stanford, without further consideration, any additional shares of stock of the class issued pursuant to Section 7.2 necessary

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Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

to ensure that the number of shares issued Stanford pursuant to Section 7.2 and this Section 7.3 does not represent less than [***]% of the shares issued and outstanding on a Fully-Diluted Basis at any time through the completion of issuance of all shares to be issued in connection with the First Round of bona fide equity investment in Parent from a single or group of investors which is both (i) at least $[***] in size and (ii) involves the sale to outside investors of at least [***]% of the shares outstanding after such round on a Fully-Diluted Basis at a price per share which, when applied to stock actually outstanding immediately after such round, implies a post-financing equity valuation of Parent of at least $[***]. A “First Round” is a bona fide round of equity, warrant, option or convertible equity investment which includes all the tranches prior to the completion of the financing. This right will expire upon the issuance of all shares to be issued in connection with such First Round, but will apply to all shares to be issued in or in connection with such First Round. The issuance of equity to Stanford will be pursuant to a Stock Subscription Agreement and a Stockholders Agreement between Parent and Stanford containing standard representations and warranties and other provisions consistent with the provisions applicable to other holders of Parent’s Ordinary Shares, including provisions consistent with Sections 7.2, 7.3, 7.4, 7.5, 7.6 and 7.7 of this Agreement.

7.4	Section 7.4 is set forth in Appendix D of this Agreement.

7.5	Section 7.5 is set forth in Appendix D of this Agreement.

7.6	Section 7.6 is set forth in Appendix D of this Agreement.

7.7

License Maintenance Fee. Alexo will pay Stanford a yearly license maintenance fee within [***] days after each of the following anniversaries of the Effective Date. Yearly maintenance payments are nonrefundable, but they are creditable each year as described in Section 7.11. The annual fee shall be [***] on the [***] anniversary of the Effective Date, $[***] on the [***] anniversary of the Effective Date, and [***] on the [***] and each subsequent anniversary of the Effective Date.

7.8

Milestone Payments. Alexo will pay Stanford the following milestone payments upon the occurrence of each of the milestone events listed below. Milestones shall be due for the [***] Licensed Products that achieves the particular milestone regardless of the number of Licensed Products that achieve such milestone; such that if either of the [***] Licensed Products does not achieve any milestone(s), such non-achieved milestones shall be paid on any subsequent Licensed Product that achieves such milestone. On the date any one milestone set forth below is achieved, all lower numbered unachieved milestones shall be deemed to have been achieved and shall be paid (except to the extent they have been previously paid). In the event that a milestone payment is received by Alexo from a sublicensee for attaining any of the milestones listed below, Alexo shall pay to Stanford an amount equal to [***]:

Milestone Event	Payment
(1)[***]	$[***]
(2)[***]	$[***]

***

Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

(3)[***]	$[***]
(4)[***]	$[***]
(5)[***]	$[***]
(6)[***]	$[***]
Total	$[***]

Alexo shall pay milestone payments within [***] days of the applicable milestone event, if achieved by Alexo, and within the earlier of [***] days of the applicable event or [***] days following the receipt of funds milestones, if a sublicensee achieves the milestone.

7.9

Earned Royalty. (a) Commencing with [***], Alexo shall pay to Stanford royalties [***] with respect to Licensed Products covered by Valid Claims of Licensed Patents or Nonexclusive Licensed Patents, equal to (i) [***]% of the portion of aggregate annual Net Sales of such Licensed Product that is [***]; (ii) [***]% of the portion of aggregate annual Net Sales of such Licensed Product that is [***]; and (iii) [***]% of the portion of aggregate annual Net Sales of such Licensed Product that is [***]. Alexo shall pay Stanford royalties with respect to Net Sales of Licensed Products that are not covered by Valid Claims of Licensed Patents or Nonexclusive Licensed Patents in the country where the sale is made but are covered by Valid Claims of Licensed Patents or Nonexclusive Licensed Patents in another country at a rate equal to [***]% of the rates set forth in clauses (a)(i)-(iii).

(b) Alexo shall pay royalties with respect to each Licensed Product [***], or (ii) if [***].

(c) If Alexo, in its reasonable judgment, elects to pay royalties or similar payments to one or more third parties for patented technology to avoid infringement by a Licensed Product or the manufacture of a Licensed Product of such third party patent(s), Alexo may, beginning from the date of such third party license, deduct [***]% of the amount of royalties paid to such third party on sales of Licensed Product under such licenses from the amounts payable to Stanford, provided that such deductions reduce by no more than [***]% the royalties otherwise due Stanford with respect to such Licensed Product.

(d) Royalties are payable as long as a Valid Claim for the particular Licensed Product remains in effect.

7.10

Earned Royalty if Alexo Challenges the Patent. Notwithstanding the above, should Alexo bring an action seeking to invalidate any Licensed Patent, Alexo will pay royalties to Stanford [***] during the pendency of such action. Moreover, should the outcome of such action determine that any claim of a patent challenged by Alexo is both valid and infringed by a Licensed Product, Alexo will pay royalties [***].

7.11	Creditable Payments. The license maintenance fee for a year may be offset against earned royalty payments due on Net Sales occurring in that year.

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Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

For	example:

(A)

if Alexo pays Stanford a $10 maintenance payment for year Y, and according to Section 7.9 $15 in earned royalties are due Stanford for Net Sales in year Y, Alexo will only need to pay Stanford an additional $5 for that year’s earned royalties.

(B)

if Alexo pays Stanford a $10 maintenance payment for year Y, and according to Section 7.9 $3 in earned royalties are due Stanford for Net Sales in year Y, Alexo will not need to pay Stanford any earned royalty payment for that year. Alexo will not be able to offset the remaining $7 against a future year’s earned royalties.

7.12

Obligation to Pay Royalties. A royalty is due Stanford under this Agreement for any activity conducted under the licenses granted. For convenience’s sake, the amount of that royalty is calculated using Net Sales. Nonetheless, if certain Licensed Products are [***], and those Licensed Products are [***], Alexo will pay Stanford an earned royalty for its exercise of rights based on the Net Sales of those Licensed Products.

7.13	No Escrow. Alexo shall not pay royalties into any escrow or other similar account.

7.14

Currency. Alexo will calculate the royalty on sales in currencies other than U.S. Dollars using the appropriate foreign exchange rate for the currency quoted by the Wall Street Journal on the close of business on the last banking day of each calendar quarter. Alexo will make royalty payments to Stanford in U.S. Dollars.

7.15	Non-U.S. Taxes. Alexo will pay all non-U.S. taxes related to royalty payments. These payments are not deductible from any payments due to Stanford.

7.16	Interest. Any payments not made when due will bear interest at the lower of (a) the Prime Rate published in the Wall Street Journal plus [***] basis points or (b) the maximum rate permitted by law.

8.	ROYALTY REPORTS, PAYMENTS, AND ACCOUNTING

8.1

Quarterly Earned Royalty Payment and Report. Beginning with the first sale of a Licensed Product by Alexo or a sublicensee, Alexo will submit to Stanford a written report (even if there are no sales) and an earned royalty payment within [***] days after the end of each calendar quarter. This report will be in the form of Appendix B and will state the number, description, and aggregate Net Sales of Licensed Product during the completed calendar quarter. The report will include an overview of the process and documents relied upon to permit Stanford to understand how the earned royalties are calculated. With each report Alexo will include any earned royalty payment due Stanford for the completed calendar quarter (as calculated under Section 7.9).

8.2

No Refund. In the event that a validity or non-infringement challenge of a Licensed Patent brought by Alexo is successful, Alexo will have no right to recoup any royalties paid before or during the period challenge.

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Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

8.3

Termination Report. Alexo will pay to Stanford all applicable royalties and submit to Stanford a written report within [***] days after the license terminates. Alexo will continue to submit earned royalty payments and reports to Stanford after the license terminates, until all Licensed Products made or imported under the license have been sold.

8.4

Accounting. Alexo will maintain complete and accurate records showing sufficient information to permit Stanford to determine the accuracy of royalty payments (including manufacture and sale), sublicensing revenue, and milestone achievement, in respect of a Licensed Product for [***] years from the date of sale of that unit of Licensed Product. Records shall be kept in accordance with Generally Accepted Accounting Practices or International Financial Reporting Standards, as applicable, and will include general-ledger records showing cash receipts and expenses, and records that include: production records, customers invoices, and related information in sufficient detail to enable Stanford to determine the royalties and other amounts payable under this Agreement.

8.5

Audit by Stanford. Alexo will allow an independent, certified public accountant selected by Stanford and reasonably acceptable to Alexo, which acceptance will not be unreasonably withheld or delayed to audit or inspect those records of Alexo relating to any amounts payable to Stanford under this Agreement for the purpose of verifying the accuracy of the reports required under Section 8.1. Such inspection will be conducted during Alexo’s normal business hours at such place where such records are customarily kept, no more than [***]. Stanford agrees to hold in confidence all information concerning royalty payments and reports, and all information learned in the course of any audit or inspection, except to the extent necessary for Stanford to reveal such information in order to enforce its rights under this Agreement or if disclosure is required by law, regulation or judicial order. Any person or entity conducting such audit or inspection will agree in writing with Alexo to: (a) treat all records reviewed in the course of the audit or inspection as the confidential information of Alexo; (b) disclose to Stanford only the amount and accuracy of payments reported and actually paid or otherwise payable under this Agreement and the specific details concerning any discrepancies.

8.6

Paying for Audit. Stanford will pay for any audit done under Section 8.5. But if the audit reveals an underreporting of earned royalties due Stanford of [***]% or more for the period being audited, Alexo will pay the audit costs.

9.	EXCLUSIONS AND NEGATION OF WARRANTIES

9.1

Negation of Warranties. Stanford provides Alexo the rights granted in this Agreement AS IS and WITH ALL FAULTS. Stanford makes no representations and extends no warranties of any kind, either express or implied. Among other things, Stanford disclaims any express or implied warranty:

(A)	of merchantability, of fitness for a particular purpose;

(B)	of non-infringement; or

(C)	arising out of any course of dealing.

***

Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

9.2	No Representation of Licensed Patent. Alexo also acknowledges that Stanford does not represent or warrant:

(A)	the validity or scope of any Licensed Patents or Nonexclusive Licensed Patents; or

(B)	that the exploitation of Licensed Patents or Nonexclusive Licensed Patents will be successful.

10.	INDEMNITY

10.1

Indemnification. (A) Alexo will, and will require sublicensees to, indemnify, hold harmless, and defend all Stanford Indemnitees against any claims, suits, losses, damages, costs, fees, and expenses of any kind (collectively. “Losses”) incurred by or imposed upon them in connection with any third party claims, suits or actions resulting from arising out of or related to the exercise of any rights granted Alexo under this Agreement or the breach of this Agreement by Alexo, its sublicensees or affiliates. Alexo’s indemnification under this Section 10.1(A) shall not apply to Losses that arise as a result of Stanford’s practice of the rights it reserves under Section 3.3.

(B) HHMI and its trustees, officers, employees and agents (collectively, “HHMI Indemnitees”), will be indemnified, defended by counsel acceptable to HHMI, and held harmless by Alexo from and against any claim, expense, damage, deficiency, liability, cost, loss or obligation of any kind or nature (including, without limitation, reasonable attorneys’ fees and other costs and expenses of defense), (collectively, “Claims”), based upon, arising out of, or otherwise relating to this Agreement or any Sublicense, including without limitation any cause of action relating to product liability. The previous sentence will not apply to any Claim that is determined with finality by a court of competent jurisdiction to result solely from the gross negligence or willful misconduct of an HHMI employee.

(C) To receive the benefit of indemnification under Section 10.1(a) or Section 10.1(b), as applicable, Stanford Indemnitees or HHMI Indemnitees must promptly notify Alexo in writing of any claim or suit brought against Stanford Indemnitees or HHMI Indemnitees in respect of which Stanford Indemnitees or HHMI Indemnitees intend(s) to invoke the provisions of this Article 10. In the case of any HHMI Indemnitee, such notice shall be given reasonably promptly following actual receipt of written notice thereof by an officer or attorney of HHMI. Notwithstanding the foregoing, the delay or failure of any Stanford Indemnitee or HHMI Indemnitee to give reasonably prompt notice to Alexo of any such claim or suit shall not affect the rights of such Stanford Indemnitee or HHMI Indemnitee under this Article 10 unless, and then solely to the extent that, such failure actually and materially prejudices the rights of Alexo. To receive the benefit of indemnification under Section 10.1(a) or Section 10.1(b), as applicable, the Stanford Indemnitees or HI-MI Indemnitees, as applicable, will provide reasonable cooperation (at Alexo’s expense) in the defense or settlement of such claim or suit; and tender to Alexo (and its insurer) full authority to defend or settle the claim or suit, subject to the limitation set forth below with respect to settlement by Alexo. Alexo shall keep the Stanford Indemnitees or HHMI Indemnitees, as applicable, informed on a current basis of its defense of any claims or suits under this Article. Alexo will not settle any claim or suit against Stanford Indemnitees or HHMI Indemnitees without Stanford’s or HHMI’s written consent, as applicable, where (1) such settlement would include any admission of liability or admission of wrong doing on the part of the indemnified

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party, (2) such settlement would impose any restriction on Stanford Indemnitees or HHMI Indemnitees’ conduct of any of its activities, or (3) such settlement would not include an unconditional release of Stanford Indemnitees or HHMI Indemnitees from all liability for claims that are the subject matter of the settled claim. Alexo has no obligation to indemnify Stanford Indemnitees’ or HHMI Indemnitees’ in connection with any settlement made without Alexo’s written consent.

10.2

No Indirect Liability. Stanford is not liable for any special, consequential, lost profit, expectation, punitive or other indirect damages in connection with any claim arising out of or related to this Agreement, whether grounded in tort (including negligence), strict liability, contract, or otherwise.

10.3	Workers’ Compensation. Alexo will comply with all statutory workers’ compensation and employers’ liability requirements for activities performed under this Agreement.

10.4

Insurance. During the term of this Agreement, Alexo will maintain Comprehensive General Liability Insurance, including Product Liability Insurance, at all times when any Licensed Product is being clinically tested with human subjects or commercially distributed or sold, with a reputable and financially secure insurance carrier or self-insurance that is reasonably acceptable to Stanford to cover the activities of Alexo and its sublicensees. The insurance will provide minimum limits of liability of $[***] and will include all Stanford Indemnitees and HHMI Indemnitees as additional insureds. Insurance must cover claims incurred, discovered, manifested, or made during or after the expiration of this Agreement and must be placed with carriers with ratings of at least A- as rated by A.M. Best. Within [***] days of the Effective Date of this Agreement, Alexo will furnish a Certificate of Insurance evidencing primary coverage and additional insured requirements. Alexo will provide to Stanford [***] days prior written notice of cancellation or material change to this insurance coverage. Alexo will advise Stanford in writing that it maintains excess liability coverage (following form) over primary insurance for at least the minimum limits set forth above. All insurance of Alexo will be primary coverage; insurance of Stanford Indemnitees and HHMI Indemnitees will be excess and noncontributory.

11.	EXPORT

Alexo and its affiliates and sublicensees shall comply with all United States laws and regulations controlling the export of licensed commodities and technical data. (For the purpose of this paragraph, “licensed commodities” means any article, material or supply but does not include information; and “technical data” means tangible or intangible technical information that is subject to U.S. export regulations, including blueprints, plans, diagrams, models, formulae, tables, engineering designs and specifications, manuals and instructions.) These laws and regulations may include, but are not limited to, the Export Administration Regulations (15 CFR 730-774), the International Traffic in Arms Regulations (22 CFR 120-130) and the various economic sanctions regulations administered by the U.S. Department of the Treasury (31 CFR 500-600).

Among other things, these laws and regulations prohibit or require a license for the export or retransfer of certain commodities and technical data to specified countries, entities and persons. Alexo hereby gives written assurance that it will comply with, and will cause its affiliates and sublicensees

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to comply with all United States export control laws and regulations, that it bears sole responsibility for any violation of such laws and regulations by itself or its affiliates or sublicensees, and that it will indemnify, defend and hold Stanford and HHMI harmless for the consequences of any such violation.

12.	MARKING

Before any Licensed Patent issues, Alexo will mark Licensed Product with the words “Patent Pending.” Otherwise, Alexo will mark Licensed Product with the number of any issued Licensed Patent.

13.	STANFORD AND HHMI NAMES AND MARKS

Alexo will not use (i) Stanford’s or HHMI’ s name or other trademarks, (ii) the name or trademarks of any organization related to Stanford or HHMI, or (iii) the name of any Stanford or HHMI faculty member, employee, student or volunteer without the prior written consent of the party (Stanford or HHMI as the case may be) whose name or trademark is being used. Permission may be withheld at Stanford’s or HHMI’ s sole discretion. This prohibition includes, but is not limited to, use in press releases, advertising, marketing materials, other promotional materials, presentations, case studies, reports, websites, application or software interfaces, and other electronic media.

14.	PROSECUTION AND PROTECTION OF PATENTS

14.1	Patent Prosecution.

Stanford will control, in consultation with Alexo, the preparation and prosecution of all patent applications and the maintenance of all patents related to Licensed Patents using independent patent counsel mutually acceptable to each of Stanford and Alexo. Patent counsel will directly notify Alexo and provide Alexo copies of any official communications from United States and foreign patent offices relating to prosecution of the Licensed Patents, as well as copies of relevant communications to the various patent offices so that Alexo may be informed and apprised of the continuing prosecution of Licensed Patents. Alexo will have reasonable opportunities to participate in key decisions affecting filing, prosecution and maintenance of the Licensed Patents, including, without limitation, opportunity to review and provide comment on amendments and responses in the course of the prosecution of Licensed Patents. Stanford will consider in good faith Alexo’s reasonable suggestions regarding said prosecution. Stanford will use reasonable efforts to amend any patent application to include claims reasonably requested by Alexo in order to cover a Licensed Product. Any differences between Alexo and Stanford with respect to preparation, filing, prosecution, issuance and maintenance matters will be discussed and resolved to their mutual satisfaction; provided, that if any disagreement regards solely the costs associated with a particular proposed action, the requirement that the parties mutually agree upon resolution of the matter shall not apply. No case will be abandoned without giving Alexo at least [***] days notice and opportunity to pursue the application. Alexo will reimburse Stanford upon receipt of invoice for all documented expenses related to prosecution of the Licensed Patents upon receipt of invoice incurred in connection with the filing and prosecution of the patent applications and maintenance of the patents. If Alexo is not interested in filing patent applications covering Licensed Patents in a particular jurisdiction and Stanford determines that it wishes to file patent applications in said jurisdiction, Stanford may do so at its expense and Alexo’s license shall not include rights in such jurisdiction.

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14.2	Patent Costs. Within [***] days after receiving a statement from Stanford, Alexo will reimburse Stanford:

(A)	[***] to offset Licensed Patent’s patenting expenses, including any interference or reexamination matters, incurred by Stanford before the Effective Date; and

(B)

for all Licensed Patent’s patenting expenses, including any interference or reexamination matters, incurred by Stanford after the Effective Date. In all instances, Stanford will pay the fees prescribed for large entities to the United States Patent and Trademark Office.

14.3

Infringement Procedure. Alexo will promptly notify Stanford if it believes a third party infringes a Licensed Patents or if a third party files a declaratory judgment action with respect to any Licensed Patents. Alexo shall have the right to institute a suit against or defend any declaratory judgment action initiated by this third party as provided in Section 14.4 through and including Section 14.8.

14.4

Stanford Suit. Subject to Section 14.6, Stanford has the first right to institute suit, and may name Alexo as a party for standing purposes for Licensed Patents and Stanford has the sole right to institute suit as it relates to Nonexclusive Licensed Patents. If Stanford decides to institute suit for Licensed Patents, it will notify Alexo in writing. If Alexo does not notify Stanford in writing that it desires to jointly prosecute the suit within [***] days after the date of the notice, Alexo will [***]. Stanford will bear the entire cost of the litigation and will [***]. Stanford will not [***]. Stanford shall impose this obligation on [***].

14.5	Joint Suit. If Stanford and Alexo so agree, they may institute suit or defend the declaratory judgment action jointly. If so, they will:

(A)	prosecute the suit in both their names;

(B)	bear the out-of-pocket costs [***];

(C)	share any recovery or settlement [***]; and

(D)	agree how they will exercise control over the action.

14.6

Alexo Suit. With respect to patents licensed exclusively to Alexo, Alexo shall have a [***] option to pursue infringers. If Alexo [***], or if Alexo [***], Stanford may [***]. Alexo will diligently pursue the suit and Alexo will bear the entire cost of the litigation, including expenses and counsel fees incurred by Stanford. Alexo will keep Stanford reasonably apprised of all developments in the suit, and will seek Stanford’s input and approval on any substantive submissions or positions taken in the litigation regarding the scope, validity and enforceability of the Licensed Patent. Alexo will not prosecute, settle or otherwise compromise any such suit in a manner that adversely affects Stanford’s interests without Stanford’s prior written consent. Stanford may be named as a party only if:

(A)	Alexo’s and Stanford’s respective counsel recommend that such action is necessary in their reasonable opinion to achieve standing;

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(B)	Stanford is not the first named party in the action; and

(C)	the pleadings and any public statements about the action state that Alexo is pursuing the action and that Alexo has the right to join Stanford as a party.

14.7	Recovery. If Alexo sues under Section 14.6, then any recovery in excess of any unrecovered litigation costs and fees will be shared with Stanford as follows:

[***]

14.8

Abandonment of Suit. If either Stanford or Alexo commences a suit and then wants to abandon the suit, it will give timely notice to the other party. The other party may continue prosecutions of the suit after Stanford and Alexo agree on the sharing of expenses and any recovery in the suit.

15.	TERMINATION

15.1

Termination by Alexo. Alexo may terminate this Agreement on a Licensed Product-by-Licensed product basis by giving Stanford written notice at least 60 days in advance of the effective date of termination selected by Alexo.

15.2	Termination by Stanford.

(A)	Stanford may also terminate this Agreement on a Licensed Product-by-Licensed product basis if Alexo:

(1)	is delinquent on any report or payment;

(2)

is not diligently developing and commercializing Licensed Product with respect to a market or indication and a third party seeks rights with respect to such indication or market and Alexo does not within [***] either (A) [***] or (B) [***];

(3)	misses a milestone described in Appendix A;

(4)	is in breach of any provision of this Agreement; or

(5)	provides any false report.

(B)	Termination under this Section 15.2 will take effect 60 days after written notice by Stanford unless Alexo remedies the problem in that 60-day period.

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15.3	Surviving Provisions. Surviving any termination or expiration are:

(A)	Alexo’s obligation to pay royalties accrued or accruable;

(B)	any claim of Alexo or Stanford, accrued or to accrue, because of any breach or default by the other party; and

(C)	the provisions of Articles 8, 9, 10, and 19.6 and any other provision that by its nature is intended to survive.

(D)

Sublicenses granted in accordance with this Agreement shall survive termination, provided the sublicensee agrees in writing that: [***]. All payments due to Alexo from such sublicensees under the Sublicense will [***], but Alexo shall [***].

16.	ASSIGNMENT

16.1

Permitted Assignment by Alexo. Subject to Section 16.3, Alexo may assign this Agreement as part of a sale or change of control, regardless of whether such a sale or change of control occurs through an asset sale, stock sale, merger or other combination, or any other transfer of:

(A)	Alexo’s entire business; or

(B)	that part of Alexo’s business that exercises all rights granted under this Agreement.

(C)

For the avoidance of doubt, it is understood and agreed that a change of control shall not include (i) the grant of a sublicense or (ii) any transaction or series of related transactions effected primarily for the purpose of providing financing to Alexo or (iii) any transaction or series of related transactions effected primarily for the purpose of reincorporating in another jurisdiction.

16.2

Any Other Assignment by Alexo. Any other attempt to assign this Agreement by Alexo is null and void; provided that Alexo may assign this Agreement in any transaction or series of related transactions among Alexo and any entity that, directly or indirectly, is controlled by, controls or is under common control with Alexo. For purposes of this Section 16.2 only, “control” means the direct or indirect ownership of more than fifty percent (50%) of the voting or income interest in the applicable entity (or such lesser maximum percentage permitted in those jurisdictions where majority ownership by foreign entities is prohibited) or the possession otherwise, directly or indirectly, of the power to direct the management or policies of such entity.

16.3	Conditions of Assignment. Prior to any assignment, the following conditions must be met:

(A)	Alexo must give Stanford [***] written notice of the assignment, including the new assignee’s contact information; and

(B)	the new assignee must agree in writing to Stanford to be bound by this Agreement; and

(C)	Stanford must have received [***].

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16.4

After the Assignment. Upon a permitted assignment of this Agreement pursuant to Article 16.3, Alexo will be released of liability under this Agreement and the term “Alexo” in this Agreement will mean the assignee.

16.5

Bankruptcy. In the event of a bankruptcy, assignment is permitted only to a party that can provide adequate assurance of future performance, including diligent development and sales, of Licensed Product.

17.	DISPUTE RESOLUTION

17.1

Dispute Resolution by Arbitration. Any dispute between the parties regarding [***] will be settled by arbitration in accordance with the JAMS Arbitration Rules and Procedures. The parties are not obligated to settle any other dispute that may arise under this Agreement by arbitration. Notwithstanding the foregoing, no dispute affecting the rights or property of HHMI shall be subject to the arbitration provisions set forth in this Article 17.

17.2

Request for Arbitration. Either party may request such arbitration. Stanford and Alexo will mutually agree in writing on a third party arbitrator within [***] of the arbitration request. The arbitrator’s decision will be final and nonappealable and may be entered in any court having jurisdiction.

17.3

Discovery. The parties will be entitled to discovery as if the arbitration were a civil suit in the California Superior Court. The arbitrator may limit the scope, time, and issues involved in discovery.

17.4	Place of Arbitration. The arbitration will be held in Stanford, California unless the parties mutually agree in writing to another place.

17.5

Patent Validity. Any dispute regarding the validity of any Licensed Patent shall be litigated in the courts located in Santa Clara County, California, and the parties agree not to challenge personal jurisdiction in that forum.

18.	NOTICES

18.1

Legal Action. Alexo will provide written notice to Stanford at least [***] prior to bringing an action seeking to invalidate any Licensed Patents or a declaration of non-infringement. Alexo will include with such written notice [***].

18.2	All Notices. All notices under this Agreement are deemed fully given when written, addressed, and sent as follows:

All general notices to Alexo are mailed or emailed to:

Alexo Therapeutics International

c/o Alexo Therapeutics, Inc.

[***]

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All financial invoices to Alexo (i.e., accounting contact) are e-mailed to:

Alexo Therapeutics International

c/o Alexo Therapeutics, Inc.

[***]

All progress report invoices to Alexo (i.e., technical contact) are e-mailed to:

Alexo Therapeutics International

c/o Alexo Therapeutics, Inc.

[***]

All general notices to Stanford are e-mailed or mailed to:

Office of Technology Licensing

1705 El Camino Real

Palo Alto, CA 94306-1106

info@otlmail.stanford.edu

All payments to Stanford are mailed to:

Stanford University

Office of Technology Licensing

Department #44439

P.O. Box 44000

San Francisco, CA 94144-4439

All progress reports to Stanford are e-mailed or mailed to:

Office of Technology Licensing

3000 El Camino Real

Building 5, Suite 300

Palo Alto, CA 94306-1106

info@otImail.stanford.edu

Either party may change its address with written notice to the other party.

19.	MISCELLANEOUS

19.1	Waiver. No term of this Agreement can be waived except by the written consent of the party waiving compliance.

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19.2

Choice of Law. This Agreement and any dispute arising under it is governed by the laws of the State of California, United States of America, applicable to agreements negotiated, executed, and performed within California.

19.3

Entire Agreement. The parties have read this Agreement and agree to be bound by its terms, and further agree that it constitutes the complete and entire agreement of the parties and supersedes all previous communications, oral or written, and all other communications between them relating to the license and to the subject hereof. This Agreement may not be amended except by writing executed by authorized representatives of both parties. No representations or statements of any kind made by either party, which are not expressly stated herein, will be binding on such party.

19.4

Exclusive Forum. The state and federal courts having jurisdiction over Stanford, California, United States of America, provide the exclusive forum for any court action between the parties relating to this Agreement. Alexo submits to the jurisdiction of such courts, and waives any claim that such a court lacks jurisdiction over Alexo or constitutes an inconvenient or improper forum.

19.5	Headings. No headings in this Agreement affect its interpretation.

19.6

HHMI Third Party Beneficiary Status. HHMI is not a party to this Agreement and has no liability to Alexo, Affiliates, any sublicensee, or user of anything covered in this Agreement, but HHMI is an intended third-party beneficiary of this Agreement and certain of its provisions are for the benefit of HHMI and are enforceable by HHMI in its own name.

19.7

Electronic Copy. The parties to this document agree that a copy of the original signature (including an electronic copy) may be used for any and all purposes for which the original signature may have been used. The parties further waive any right to challenge the admissibility or authenticity of this document in a court of law based solely on the absence of an original signature.

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The parties execute this Agreement in duplicate originals by their duly authorized officers or representatives.

THE BOARD OF TRUSTEES OF THE LELAND STANFORD JUNIOR UNIVERSITY

Signature:	/s/ Kirsten Leute
Name:	Kirsten Leute
Title:	Acting Director, Office of Technology Licensing
Date:	March 24, 2015

Alexo Therapeutics International

Signature:	/s/ Corey Goodman
Name:	Corey Goodman
Title:	Chair, Board of Directors
Date:	March 24, 2015

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Appendix A - Milestones

[***]

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Appendix B — Sample Reporting Form

Stanford Docket No. S

This report is provided pursuant to the license agreement between Stanford University and

(Alexo Name)

License Agreement Effective Date:

Name(s) of Licensed Products being reported:

Report Covering Period
Yearly Maintenance Fee	$
Number of Sublicenses Executed
Gross Revenue U.S. Gross Revenue Non-U.S. Gross Revenue	$ $
Net Sales U.S. Gross Revenue Non-U.S. Gross Revenue	$ $
Royalty Calculation
Royalty Subtotal	$
Credit	$
Royalty Due	$

Comments:

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Appendix C — Client and Billing Agreement

The Board of Trustees of the Leland Stanford Junior University (“STANFORD”); and Alexo Therapeutics International a Cayman Islands exempted company, with a mailing address at [951 Gateway Blvd, Suite 201, South San Francisco, CA 94080], (“ALEXO”); have agreed to use the law firm of                              (“FIRM”) to prepare, file and prosecute the pending patent applications listed in Exhibit A attached hereto and maintain the patents that issue thereon (“Patents”).

WHEREAS, FIRM desires to perform the legal services related to obtaining and maintaining the Patents; and

WHEREAS, STANFORD remains the client of the FIRM; and

WHEREAS, ALEXO is the licensee of STANFORD’s interest in the Patents;

NOW THEREFORE, in consideration of the premises and the faithful performance of the covenants herein contained, IT IS AGREED:

1.

FIRM can interact directly with ALEXO on all patent prosecution matters related to the Patents and will copy STANFORD on all correspondence. STANFORD will be notified by FIRM prior to any substantive actions and will have final approval on proceeding with such actions. In addition, as prosecution proceeds, FIRM will notify STANFORD if there is any change in inventorship from the originally filed application.

2.

ALEXO is responsible for the payment of all charges and fees by FIRM related to the prosecution and maintenance of the Patents. FIRM will invoice ALEXO and ALEXO must pay FIRM directly for all charges. If STANFORD requests, STANFORD will be copied on all invoices and payments. FIRM must inform STANFORD within 90 days if the licensee is delinquent on payment. Otherwise, STANFORD will not be responsible for those expenses.

3.	Notices and copies of all correspondence should be sent to the following:

To ALEXO:

Name, Title

Alexo

Address

To STANFORD:

Office of Technology Licensing

Stanford University

3000 El Camino Real

Building 5, Suite 300

Palo Alto, CA 94306-1106

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To FIRM:

Attorney Name

Law Firm Address

4.

The parties to this document agree that a copy of the original signature (including an electronic copy) may be used for any and all purposes for which the original signature may have been used. The parties further waive any right to challenge the admissibility or authenticity of this document in a court of law based solely on the absence of an original signature.

ACCEPTED AND AGREED TO:

STANFORD

By:
Name:	Katharine Ku
Title:	Director
Date:

Alexo Therapeutics International

By:
Name:
Title:
Date:

Law Firm Name

By:
Name:
Title:
Date:

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Appendix D — Equity Purchase Rights

7.4

[***] Purchase Right. In any private offering of Parent’s equity securities (or securities convertible into or exercisable for Parent’s equity securities) for cash (or in satisfaction of debt issued for cash) having its final closing held on or after the date of this Agreement, Stanford may purchase for cash up to [***]% of the securities issued in such offering. This right will expire following the [***] round of bona fide equity investment in Parent from a single investor or group of investors that includes at least one venture capital, professional angel, corporate or other similar institutional investor (other than Stanford) and that either (i) [***] or (ii) [***]. For the avoidance of doubt, any securities Stanford may acquire or have the right to acquire under Sections 7.2 and 7.3 shall not reduce or increase the number of securities Stanford may purchase under this Section 7.4.

7.5

Future Offerings; Limitation on Right to Purchase. In any private offering of Parent’s equity securities (or securities convertible into or exercisable for Parent’s equity securities) in exchange for cash (or in satisfaction of debt issued for cash) after the offering described in Section 7.4, Stanford may purchase for cash that number of the securities issued in such offering as is necessary for Stanford to maintain its pro rata ownership interest in Parent Preferred Shares on a Fully-Diluted Basis. For the avoidance of doubt: (i) any securities Stanford may acquire or have the right to acquire under Section 7.3 shall not reduce or increase the number of securities Stanford may purchase under this Section 7.5; (ii) if both Section 7.4 and this Section 7.5 apply to an offering, the provision granting Stanford the superior rights will govern; and (iii) Stanford shall not be obligated to purchase under Section 7.4 or 7.5 any Parent securities it has the right to acquire under Section 7.3. This participation right will expire [***].

7.6	Purchase Terms and Procedures; Financial Information; Notices.

(A)	In any offering subject to Section 7.4 or 7.5:

(1)

Parent will give Stanford notice of the terms of the offering, including: (i) the names of the investors, the allocation of shares among them and the total amounts to be invested by each of them in such offering; (ii) pre- and post-(projected) financing capitalization table; (iii) investor presentation (if available); (iv) an introduction to the lead investor in such offering for the purpose of discussing the lead investor’s due diligence process; and (v) such other documents and information as Stanford may reasonably request for the purpose of making an investment decision or verifying the number of shares it is entitled to purchase in such offering;

(2)

Stanford’s purchase right shall be on the same terms and conditions as the other investors in such offering and Stanford shall enter into any necessary agreement with Parent and such other investors for the purpose of implementing the provisions of Sections 7.4, 7.5, and 7.6, except that [***];

(3)

Stanford may elect to exercise its right of purchase, in whole or in part, by notice given to Parent within 15 Stanford business days (i.e., days other than Saturdays, Sundays, and holidays or other days on which Stanford is officially closed) after receipt of Parent’s notice; and

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Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

(4)

If Stanford elects not to purchase, or fails to give an election notice within such period, Stanford’s purchase right will not apply to the offering if (and only if and to the extent) it is consummated within [***] on the same or less favorable (to the investor) terms as stated in Parent’s notice to Stanford.

(B)

Stanford’s rights under Sections 7.4 and 7.5 will not apply to: (1) Ordinary Shares issued or issuable as a dividend or other distribution on Preferred Shares; (2) Ordinary Shares issued or issuable by reason of a dividend or other distribution on Ordinary Shares (3) Ordinary Shares issued or issuable upon conversion of shares of Preferred Shares; (4) Ordinary Shares or options or restricted stock awards or other rights therefore issued or issuable to directors, officers, employees or consultants of Parent in consideration for their service to Parent pursuant to any written agreement, plan or arrangement (including, without limitation, any stock option plan, stock purchase plan, stock purchase agreement or subscription agreement) approved by the Parent Board of Directors, including a majority of those Directors designated by holders of Preferred Shares; (5) securities issued to the public in a firm commitment underwritten public offering pursuant to an effective registration statement filed under the Securities Act of 1933, as amended; (6) securities issued pursuant to the acquisition by the Parent of another corporation or other entity by consolidation, corporate reorganizations, or merger, or purchase of all or substantially all of the assets of such corporation or other entity as approved by the Parent Board of Directors, including a majority of those Directors designated by the holders of Series A Preferred; (7) securities issued in connection with equipment leasing, real estate, bank financing or similar transactions approved by the Parent Board of Directors, including a majority of those Directors designated by the holders of the Preferred Shares; and (8) any securities issued or issuable upon conversion, exercise or exchange of any other securities that are covered by (1)-(7).

(C)

The rights granted in Sections 7.4 and 7.5 will terminate (in addition to any earlier termination pursuant to their terms): (i) immediately before the closing of a firm commitment underwritten public offering of Parent’s Ordinary Shares, (ii) upon the conversion of all shares of Preferred Shares into Ordinary Shares, or (iii) upon the closing of a sale or change of control of the Parent as described in Section 16.1(A), regardless of whether such a sale or change of control occurs through an asset sale, stock sale, merger or other combination; provided that [***], then this Section 7.7(C)(iii) shall also apply upon the closing of a sale or change of control of Parent as described in Section 16.1(B).

(D)

Parent shall furnish to Stanford, at the same time it provides such information to holders of the its Preferred Shares, Parent’s annual financial statements and annual operating plan, including an annual report of the holders of Parent’s capital stock and other securities, and such other information as Stanford may reasonably request from time to time for the purpose of valuing its interest in Parent.

(E)

Notwithstanding any notice provision in this Agreement to the contrary, any notice given under this Agreement that refers or relates to any of Section 7.3 through and including Section 7.6 shall be copied concurrently to pvfnotices@stanford.edu; provided, however, that delivery of the copy will not by itself constitute notice for any purpose under this Agreement.

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Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

EXCLUSIVE (EQUITY) AGREEMENT AMENDMENT NO. 1

THE BOARD OF TRUSTEES OF THE LELAND STANFORD JUNIOR UNIVERSITY (“Stanford”), an institution of higher education having powers under the laws of the State of California, and Alexo Therapeutics International, (“Alexo”), a Cayman Islands exempted company, entered into the certain Exclusive (Equity) Agreement (“Agreement”) effective on the 24th day of March, 2015 (“Effective Date”).

Pursuant to Section 19.3 of the Agreement, Stanford and Alexo wish to enter into this Amendment No. 1 to the Agreement (“Amendment No. 1”) effective as of April 24, 2015 (the “Amendment Date”). Capitalized terms used in this Amendment No. 1 and not defined herein are used with the meanings ascribed to them in the Agreement.

1.	Licensed Field of Use Definition. Section 2.9(3) of the Agreement is hereby amended to read in full as follows:

“(3)	The SIRPa Component [***].”

2.	Nonexclusive Licensed Patents Definition. Section 2.14 of the Agreement is hereby amended to read in full as follows:

“2.14

“Nonexclusive Licensed Patents” means Stanford’s U.S. Patent Application Serial Nos. [***]; (2) any continuation, division or continuation-in-part (to the extent such continuation-in-part relates to the Licensed Products and the Licensed Field of Use) of such patent application; (3) any reissue, reexamination or extension of such patent application; or (4) any foreign patent application or Letters Patent or supplementary protection certificates or the equivalent thereof in respect of such patent application, that would be infringed by the practice of the Licensed Patents to make, have made, use, import and sell Licensed Products for use in the Licensed Field of Use.”

3.	Scope of Non-exclusive License. Section 3.1 of the Agreement is hereby amended to read in full as follows:

“3.1

Grant. Subject to the terms and conditions of this Agreement, Stanford grants Alexo (i) a exclusive, royalty-bearing, license under the Licensed Patents, including the right to make, have made, use, import, offer to sell and sell Licensed Products in the Licensed Territory in the Licensed Field of Use; and (ii) a non-exclusive, royalty-bearing license under the Nonexclusive Licensed Patents, including the right to make, have made, use, import, offer to sell and sell Licensed Products in the Licensed Territory in the Licensed Field of Use.

For	clarification, the non-exclusive license to the U.S. provisional patent application [***].”

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Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

4.	Common Stock Equity Interest. Section 7.2 of the Agreement is hereby amended to read in full as follows:

“7.2

Equity Interest. As further consideration, Alexo will cause Alexo Therapeutics Limited, a Private Irish Company Limited by Shares that is the sole shareholder of Alexo (“Parent’), to grant to Stanford [***] Ordinary Shares of stock in Parent. When issued, those shares will represent [***]% of the stock in Parent on a Fully Diluted Basis. Alexo agrees to provide Stanford with the capitalization table upon which the above calculation is made. All shares issued pursuant to this Section 7.2 and Section 7.3 shall be issued pursuant to a Stock Issuance Agreement between Parent and the recipient of the shares containing standard representations and warranties and other provisions with respect to the shares and the recipient’s qualifications under applicable securities laws to receive the shares. At that time, such Stock Issuance Agreement will provide share valuation information as needed in order for Stanford to issue 1099s to the inventors listed below.

Subject to compliance with applicable securities laws, Alexo will cause Parent to issue [***]% of all shares granted to Stanford pursuant to Section 0 and Section 7.3 directly to and in the name of the inventors listed below allocated as stated below:

[***] – [***]%

[***] – [***]%

[***] – [***]%

[***] – [***]%

[***] – [***]%.”

5.	Patent Prosecution with respect to Split Patent Application. Section 14.1 of the Agreement is hereby amended to add the following provision to the end of Section 14.1:

“Notwithstanding any provision of this Agreement to the contrary, Stanford covenants and agrees that Stanford will ensure that a SIRPa Component will [***].”

6.

Ratification. Except to the extent expressly amended by this Amendment No. 1, all of the terms, provisions and conditions of the Agreement are hereby ratified and confirmed and shall remain in full force and effect. The term “Agreement”, as used in the Agreement, shall henceforth be deemed to be a reference to the Agreement as amended by this Amendment No. 1.

7.	General. This Amendment No. 1 may be executed in counterparts, each of which will be deemed an original with all such counterparts together constituting one instrument

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Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

IN WITNESS WHEREOF, the parties execute this Amendment No. 1 in duplicate originals by their duly authorized officers or representatives.

THE BOARD OF TRUSTEES OF THE LELAND STANFORD JUNIOR UNIVERSITY

Signature:	/s/ Katherine Ku
Name:	Katharine Ku
Title:	Executive Director, Office of Technology Licensing
Date:	April 24, 2015

Alexo Therapeutics International

Signature:	/s/ Corey Goodman
Name:	Corey Goodman
Title:	Chair, Board of Directors
Date:	April 24, 2015

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Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

EXCLUSIVE (EQUITY) AGREEMENT AMENDMENT NO. 2

THE BOARD OF TRUSTEES OF THE LELAND STANFORD JUNIOR UNIVERSITY (“Stanford”), an institution of higher education having powers under the laws of the State of California, and Alexo Therapeutics International, (“Alexo”), a Cayman Islands exempted company, entered into the certain Exclusive (Equity) Agreement effective on the 24th day of March, 2015 (“Effective Date”), as amended by Exclusive (Equity) Agreement Amendment No. 1 effective as of April 24, 2015, (as amended, the “Agreement”).

Pursuant to Section 19.3 of the Agreement, Stanford and Alexo wish to enter into this Amendment No. 2 to the Agreement (“Amendment No. 2”) effective as of May 15, 2015 (the “Amendment Date”). Capitalized terms used in this Amendment No. 2 and not defined herein are used with the meanings ascribed to them in the Agreement.

1.	Nonexclusive Licensed Patents Definition. Section 2.14 of the Agreement is hereby amended to read in full as follows:

“2.14

“Nonexclusive Licensed Patents” means Stanford’s U.S. Patent Application Serial Nos. [***]; (2) any continuation, division or continuation-in-part (to the extent such continuation-in-part relates to the Licensed Products and the Licensed Field of Use) of such patent application; (3) any reissue, reexamination or extension of such patent application; or (4) any foreign patent application or Letters Patent or supplementary protection certificates or the equivalent thereof in respect of such patent application, that would be infringed by the practice of the Licensed Patents to make, have made, use, import and sell Licensed Products for use in the Licensed Field of Use.”

2.

Ratification. Except to the extent expressly amended by this Amendment No. 2, all of the terms, provisions and conditions of the Agreement are hereby ratified and confirmed and shall remain in full force and effect. The term “Agreement”, as used in the Agreement, shall henceforth be deemed to be a reference to the Agreement as amended by this Amendment No. 2.

3.	General. This Amendment No. 2 may be executed in counterparts, each of which will be deemed an original with all such counterparts together constituting one instrument

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Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

IN WITNESS WHEREOF, the parties execute this Amendment No. 2 in duplicate originals by their duly authorized officers or representatives.

THE BOARD OF TRUSTEES OF THE LELAND STANFORD TUNIOR UNIVERSITY

Signature:	/s/ Katherine Ku
Name:	Katharine Ku
Title:	Director, Office of Technology Licensing
Date:	May 15, 2015

Alexo Therapeutics International

Signature:	/s/ Corey Goodman
Name:	Corey Goodman
Title:	Chair, Board of Directors
Date:	May 15, 2015

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Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.